Exhibit 10.4

AMENDMENT NO. 1

TO

INDOOR HARVEST CORP.

ADVISOR AGREEMENT

Amendment No. 1 to the Advisor Agreement dated November 11, 2021 (the “Amendment”), between Indoor Harvest Corp., a Texas corporation (the “Company”), and Dennis Forchic, who resides in [ ], (the “Advisor” and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into an Advisor Agreement, dated August 4, 2021 the “Existing Agreement”) attached hereto as Exhibit A;

WHEREAS, the Parties hereto desire to amend the Existing Agreement to modify Section 2, Compensation and Expenses, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Effective Date (defined below), the Existing Agreement is hereby amended or modified as follows:

Section 2 of the Existing Agreement is modified to read as follows:

2. Compensation/Fees. The company shall pay to Advisor by the 10th of the following month the sum of $17,500.00 per month for services rendered. Notwithstanding the foregoing, the Company and Advisor agree that Advisor shall forfeit the monthly compensation to be paid to Advisor pursuant to this Section 2, until such time as the Company and Advisor mutually agree.

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of August 4, 2021 (the “Effective Date”). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Existing Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

ADVISOR

By:

Name:	Dennis G. Forchic

INDOOR HARVEST CORP.

By:

Name:

Title:

EXHIBIT A

INDOOR HARVEST CORP.

ADVISOR AGREEMENT

This Advisor Agreement (“Agreement”) is made and entered into as of August 4, 2021, by and between Indoor Harvest Corp., a Texas corporation (the “Company”), and Dennis G. Forchic, who resides in [ ] (“Advisor”). The Company desires to retain Advisor as an independent contractor to serve as an advisor to perform certain advisory services for the Company, and Advisor is willing to perform such services, on terms set forth more fully below. In consideration of the mutual promises contained herein, the parties agree as follows:

1. Services.

A. The Company hereby engages Advisor to provide the Services (as defined below), upon the terms and subject to the conditions set forth in this Agreement, and Advisor accepts said engagement upon said terms and subject to said conditions.

B. Advisor shall (i) perform Advisor’s duties and obligations under this Agreement with good faith and integrity, (ii) serve as an Advisor to the Company in accordance with the terms of this Agreement and (iii) perform the services as listed on Exhibit A (collectively clauses (i) through (iii), the “Services”).

2. Compensation and Expenses.

A. Option. Advisor shall receive a non-statutory stock option grant as set forth in the Option Agreement being entered into on even date herewith (the “Option”) substantially in the form as attached hereto as Exhibit B. The Option shall accelerate and become fully exercisable in the event that Advisor is terminated without Cause or resigns for Good Reason (each as defined below).

B. Expenses. The Company shall pay Advisor’s reasonable expenses incurred by Advisor in connection with Advisor’s duties and responsibilities hereunder, including without limitation any long-distance travel costs (transportation, lodging and meals) and telephone expenses incurred in providing services.

C. Compensation/Fees. The company shall pay to Advisor by the 10th of the following month the sum of $17,500.00 per month for services rendered.

3. Confidentiality.

A. Definition. “Confidential Information” means any information that relates to the actual or anticipated business or research and development of the Company, technical data, trade secrets or know-how, including, but not limited to, research, product plans or other information regarding the Company’s products or services and markets therefor, customer lists and customers (including, but not limited to, customers of the Company on whom Advisor called or with whom Advisor became acquainted during the term of this Agreement, excluding, however, customers, individuals, parties, entities, etc., that Advisor had prior knowledge of or relationship with prior to start date of this Agreement), software, developments, inventions, processes, formulas, technology, designs, drawing, engineering, hardware configuration information, marketing, finances or other business information. Confidential Information does not include information that (i) is known to Advisor at the time of disclosure to Advisor by the Company, (ii) has become publicly known and made generally available through no wrongful act of Advisor or (iii) has been rightfully received by Advisor from a third party who is authorized to make such disclosure.

B. Non-Use and Non-Disclosure. Advisor acknowledges, understands and agrees that this Agreement creates a relationship of confidence and trust between Advisor and the Company with respect to Confidential Information. Advisor will not, during or subsequent to the term of this Agreement for a period of 2 years, use the Confidential Information for any purpose whatsoever other than the performance of the Services on behalf of the Company or disclose the Confidential Information to any third party. It is understood that said Confidential Information shall remain the sole property of the Company. Advisor further agrees to take all reasonable precautions to prevent any unauthorized disclosure of such Confidential Information. Without the Company’s prior written approval, Advisor will not directly or indirectly disclose to anyone any Confidential Information (except as may be necessary in the ordinary course of Advisor performing the Services).

C. Other Employer’s Confidential Information. Advisor agrees that Advisor will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Advisor has an agreement or duty to keep in confidence information acquired by Advisor, if any, and that Advisor will not bring onto the premises of the Company any unpublished document or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity.

D. Third Party Confidential Information. Advisor recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Advisor agrees that Advisor owes the Company and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

E. Return of Materials. Upon the termination of this Agreement, or upon Company’s earlier request, Advisor will deliver to the Company all of the Company’s property or Confidential Information that Advisor may have in Advisor’s possession or control.

4. Ownership.

A. Assignment. Advisor agrees that all copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries and trade secrets (collectively, “Inventions”) conceived, made or discovered by Advisor, solely or in collaboration with others, during the period of this Agreement which relate specifically to the “Business” of the Company that Advisor may be directed to undertake, investigate or experiment with, or which Advisor may become associated with in work, investigation or experimentation in the line of business of Company in performing the Services hereunder, are the sole property of the Company. Advisor further agrees to assign (or cause to be assigned) and does hereby assign fully to the Company all Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating to the Company’s Business thereto. (“Business” defined as “an integrated consolidation platform offering cannabis industry companies focused on hemp and hemp-related products the potential to be part of the Company’s expanded business networks, along with access to new capital markets and liquidity for investors”).

B. Further Assurances. Advisor agrees to assist Company, or its designee, at the Company’s expense, in every proper way to secure the Company’s rights in the Inventions and any copyrights, patents, mask work rights or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive right, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Advisor further agrees that Advisor’s obligation to execute or cause to be executed, when it is in Advisor’s power to do so, any such instrument or papers shall continue for a period of two years after the termination of this Agreement.

C. Pre-Existing Materials. Advisor agrees that if in the course of performing the Services, Advisor incorporates into any Invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by Advisor or in which Advisor has an interest, (i) Advisor shall inform the Company, in writing before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any Invention; and (ii) the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such Invention. Advisor shall not incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by any third party into any Invention without Company’s prior written permission.

D. Attorney in Fact. Advisor agrees that if the Company is unable because of Advisor’s unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure Advisor’s signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering the Inventions assigned to the Company above, then Advisor hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Advisor’s agent and attorney in fact, for a period of two years after Termination of this Agreement, to act for and in Advisor’s behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by Advisor.

5. Conflicting Obligations. Advisor certifies that Advisor has no outstanding agreement or obligation that is in conflict with any of the provisions of this Agreement, or that would preclude Advisor from complying with the provisions hereof, and further certifies that Advisor will not enter into any such conflicting agreement during the term of this Agreement.

6. Term and Termination.

A. Term. This Agreement will commence on the date first written above and will continue until the earlier of (i) two years from the date hereof or (ii) termination as provided below.

Termination. Advisor and the Company may terminate this Agreement at any time including for Cause, without Cause, or by Advisor’s resignation for Good Reason subject to the terms of this Agreement and the Option Agreement. Any such notice of termination by the Company shall be addressed to Advisor at the address shown below or such other address as either party may notify the other of and shall be deemed given upon delivery if personally delivered, or 48 hours after deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. For purposes of this Agreement, Cause shall mean shall mean: (i) the plea of guilty or nolo contendere to, or conviction of, a felony offense by Advisor that is not in connection with Advisor’s duties or services to the Company and which will reasonably be expected to have a material adverse impact on the Company; provided, however, that after indictment, the Company may suspend Advisor from the rendition of services, but without limiting or modifying in any other way the Company’s obligations under this Agreement; (ii) a knowing and material breach by Advisor of any of the covenants made by Advisor in Section 3 hereof; (iii) the willful or gross neglect by Advisor of the material duties required by this Agreement; or (iv) a knowing and material violation by Advisor of any Company policy pertaining to legal compliance or conflicts of interest that, in the case of the conduct described in clauses (iii) or (iv) above, if curable, is not cured by Advisor within 30 days after Advisor is provided with written notice thereof. Upon Advisor’s (A) termination of employment by the Company for Cause prior to the expiration of the Term or (B) resignation without Good Reason prior to the expiration of the Term, this Agreement shall terminate without further obligation by the Company, except for the payment of any accrued obligations (including any unpaid fees and expense reimbursements) in a lump sum in cash within 30 days of such termination.

As used herein, “Good Reason” shall mean the occurrence of any of the following without Advisor’s prior written consent: (A) the Company’s breach of any material provision of this Agreement or the failure to have this agreement assumed by any successor, or (B) a reduction in Advisor’s total annual compensation opportunity; provided that in no event shall Advisor’s resignation be for “Good Reason” unless (x) an event or circumstance set forth in clauses (A) or (B) shall have occurred and Advisor provides the Company with written notice thereof within 30 days after Advisor has knowledge of the occurrence or existence of such event or circumstance, which notice specifically identifies the event or circumstance that Advisor believes constitutes Good Reason, (y) the Company fails to correct the circumstance or event so identified within 30 days after receipt of such notice, and (z) Advisor resigns within 90 days after the date of delivery of the notice referred to in clause (x) above.

B. Survival. Upon such termination all rights and duties of the parties toward each other shall cease except Section(s) 3 (Confidentiality), 4 (Ownership), 8 (Independent Contractor), 9 (Indemnification), 10 (Governing Law), 11 (Attorney’s Fees) 12 (Notices) and 13 (Severability) shall survive termination of this Agreement.

7. Assignment. Neither this Agreement nor any right hereunder or interest herein may be assigned or transferred by Advisor without the express written consent of the Company.

8. Independent Contractor. It is the express intention of the parties that Advisor is an independent contractor. Nothing in this Agreement shall in any way be construed to constitute Advisor as an agent, employee or representative of the Company, but Advisor shall perform the Services hereunder as an independent contractor. Advisor agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this contract, and shall incur all expenses associated with performance, except as expressly agreed upon by the Company. Advisor acknowledges and agrees that Advisor is obligated to report as income all compensation received by Advisor pursuant to this Agreement, and Advisor agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon.

9. Indemnification. The Company shall indemnify Advisor with respect to activities in connection with his Services hereunder to the fullest extent provided in the Company’s governing documents.

10. Exclusive Jurisdiction; Governing Law. The parties hereby expressly consent to the exclusive personal jurisdiction of the state and federal courts located in Salt Lake County, Utah for any lawsuit arising from or relating to this Agreement. This Agreement shall be governed by the laws of the State of Utah, without regard to the conflicts of law provisions of any jurisdiction.

11. Attorney’s Fees. In any court action at law or equity which is brought by one of the parties to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to reasonable attorney’s fees, in addition to any other relief to which that party may be entitled.

12. Notices. Any notice or other communication required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile, (iii) when sent by electronic mail, or (iv) if mailed by U.S. registered or certified mail (return receipt requested), to the party at the party’s address written below or at such other address as the party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 12.

A. If to the Company, to Indoor Harvest Corp., 7401 W. Slaughter Ln, #5078, Austin TX, 78739, Attention: CEO.

B. If to Advisor, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Advisor provided by Advisor to the Company.

13. Severability. The invalidity or unenforceability of any provision of this Agreement, or any terms thereof, shall not affect the validity of this Agreement as a whole, which shall at all times remain in full force and effect.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed this Advisor Agreement as of the day and year first above written.

ADVISOR

By:

Name:	Dennis G. Forchic

Address:

INDOOR HARVEST CORP.

By:

Name:

Title:

Signature Page to the Advisor Agreement

EXHIBIT A

SERVICES

1. Contact. Advisor’s principal Company contact is the CEO.

2. Title. Advisor may be referred to as an “Advisor” to the Company.

3. Services. Advisor will advise the Company CEO on any matters requested by the CEO. The Services shall include advising and working with the Company’s senior management team in the following areas and initiatives:

●	Corporate Development

●	Financing

●	Corporate Strategy

●	Marketing and Communications

●	Product and Growth

EXHIBIT B

INDOOR HARVEST CORP.

STAND-ALONE STOCK OPTION AGREEMENT

I. NOTICE OF STOCK OPTION GRANT

Name: Dennis G. Forchic

Address: [ ]

The undersigned Participant has been granted a Nonstatutory Stock Option to purchase Common Stock of Indoor Harvest Corp. (the “Company”), subject to the terms and conditions of this Agreement, as follows:

Date of Grant:	8-4-21

Vesting Commencement Date:	8-4-21

Exercise Price Per Share at Commencement Date:	$.01 for 150 million shares

Annual Vesting Date:	8-4-22

Exercise Price Per Share at Annual Vesting Date:	$.015 for additional 150 million shares

Total Number of Shares Granted:	300,000,000

Total Exercise Price:	$3,750,000.00

Term/Expiration Date:	10 years from Date of Grant

THIS STOCK OPTION GRANT MUST BE EXERCISED BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

1. Vesting Schedule:

This Option shall be 50% exercisable and vested on grant and 50% exercisable and vested on one year anniversary (8-4-22) if Participant remains a Service Provider with Company on that date, provided that the Option shall fully accelerate and become 100% vested in any termination without Cause or resignation for Good Reason by the Participant.

2. Termination Period:

This Option shall be exercisable for the full Term of the Option after Participant ceases to be a Service Provider in accordance with Section 9 of this Agreement, to the extent the Option is vested on the date of termination. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and this Option may be subject to earlier termination as provided in Section 12(c) of this Agreement.

II. AGREEMENT

1. Definitions. As used herein, the following definitions shall apply:

(a) “Agreement” means this stock option agreement between the Company and Participant evidencing the terms and conditions of this Option.

(b) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction that may apply to this Option.

(c) “Board” means the Board of Directors of the Company or any committee of the Board of Directors of the Company that has been designated by the Board to administer this Agreement. The Board has full authority and discretion to administer this Agreement, including but not limited to the authority to: (i) modify or amend the Option (subject to Section 17 of this Agreement), including, but not limited to, the discretionary authority to extend the post-termination exercise period of the Option, (ii) authorize any person to execute on behalf of the Company any instrument required to effect the grant or amendment of the Option previously granted or amended by the Board, (iii) provide for the transferability of the Option, and (iv) construe and interpret the terms of the Option.

(d) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities.

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) If the Company has filed a registration statement declared effective pursuant to Section 12(g) of the Exchange Act with respect to any of the Company’s securities, a change in the composition of the Board occurring within a two (2) year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the registration statement, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

For the avoidance of doubt, a transaction shall not constitute a Change in Control if: (A) its sole purpose is to change the state of the Company’s incorporation, or (B) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(f) “Common Stock” means the common stock of the Company.

(g) “Company” means Indoor Harvest Corp, a Texas corporation.

(h) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i) “Director” means a member of the Board.

(j) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(k) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Exchange Program” means a program under which (i) the outstanding Option is surrendered or cancelled in exchange for options of the same type (which may have lower or higher exercise prices and different terms), options of a different type, and/or cash, and/or (ii) the exercise price of the outstanding Option is reduced. The terms and conditions of any Exchange Program shall be determined by the Board in its sole discretion. An Exchange Program can be entered into with respect to the Option if agreed to in writing by the Participant and the Company.

(n) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

●	“Cause” shall have the meaning set forth in Participant’s Advisor Agreement dated August 4, 2021.

●	“Good Reason” shall have the meaning set forth in Participant’s Advisor Agreement dated August 4, 2021.

“Non-statutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o) “Notice of Grant” means a written notice, in Part I of this Agreement, evidencing certain terms and conditions of this Option grant. The Notice of Grant is part of the Option Agreement.

(p) “Option” means this option to purchase shares of Common Stock granted pursuant to this Agreement.

(q) “Optioned Stock” means the Common Stock subject to this Option.

(r) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s) “Participant” means the person or entity named in the Notice of Grant or such person’s successor.

(t) “Securities Act” means the Securities Act of 1933, as amended.

(u) “Service Provider” means an Employee, Director or Consultant.

(v) “Share” means a share of the Common Stock, as adjusted in accordance with Section 8 of this Agreement.

(w) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

2. Grant of Option. The Board hereby grants to the Participant named in the Notice of Grant attached as Part I of this Agreement the Option to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of this Agreement.

3. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of this Agreement. Vesting of the Option shall be suspended during any unpaid leave of absence, unless the Board provides otherwise or continued vesting during such leave of absence is required by Applicable Law.

(b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Board may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

(c) Legal Compliance. No Shares shall be issued pursuant to the exercise of this Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Exercised Shares.

4. Participant’s Representations. In the event the Shares have not been registered under the Securities Act, at the time this Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

(a) cash;

(b) check;

(c) consideration received by the Company under a cashless exercise program implemented by the Company;

(d) surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Board, shall not result in any adverse accounting consequences to the Company; or

(e) any combination of the foregoing methods of payment.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

7. Rights as a Stockholder. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 below.

8. Term of Option. Subject to Sections 9, 10 and 11, this Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the terms of this Agreement.

9. Termination of Relationship as a Service Provider. If Participant ceases to be a Service Provider, other than upon Participant’s death or Disability, the Option shall remain exercisable for the full Term of the Option following Participant’s termination (but in no event later than the Option’s Expiration Date or as provided in Section 12{c}) to the extent that the Option is vested on the date of such termination. Unless the Board approves otherwise, if on the date of termination, the participant is not vested as to his or her entire option, the unvested portion of the Option shall terminate and Participant shall have no further rights to acquire the Shares subject thereto. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate and Participant shall have no further rights to acquire the Shares subject thereto.

10. Disability of Participant. If Participant ceases to be a Service Provider as a result of Participant’s Disability, the Option may be exercised for the full Term of the Option after the date of such termination (but in no event later than the expiration date of the Option as set forth in the Notice of Grant or as provided in Section 12{c}) to the extent that the Option is vested on the date of such termination. Unless the Board approves otherwise, if on the date of termination, the participant is not vested as to his or her entire option, the unvested portion of the Option shall terminate and Participant shall have no further rights to acquire the Shares subject thereto. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate and Participant shall have no further rights to acquire the Shares subject thereto.

11. Death of Participant. If Participant dies while a Service Provider, the Option may be exercised at any time during the Option Term following the date of death (but in no event later than the expiration date of the Option as set forth in the Notice of Grant or as provided in Section 12{c}), by Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Participant was entitled to exercise the Option at the date of death. If on the date of death the Participant is not vested as to his or her entire Option, the unvested portion of the Option shall terminate and Participant’s estate or the person who acquired the right to exercise the Option by bequest or inheritance shall have no further rights to acquire the Shares subject thereto. If, after death, Participant’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

12. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Changes in Capitalization. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Board, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Option, shall adjust the number, class, and price of Shares covered by the Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Change in Control. In the event of a merger or Change in Control, the outstanding Option shall be treated as the Board determines, including, without limitation that the Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Notwithstanding the foregoing in the event that the successor corporation in a merger or Change in Control refuses to assume or substitute for the Option, Participant shall fully vest in and have the right to exercise this Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or Change in Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of common stock in the merger or Change in Control.

13. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is reasonably deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall suspend the Company’s obligation to issue or sell such Shares as to which such requisite authority shall not have been obtained until such time when the issuance or sale can be completed lawfully.

14. Notices. Any notice to be given to the Company hereunder shall be in writing and shall be addressed to the Company at its then current principal executive office or to such other address as the Company may hereafter designate to Participant by notice as provided in this Section. Any notice to be given to Participant hereunder shall be addressed to Participant at the address set forth beneath his signature hereto, or at such other address as Participant may hereafter designate to the Company by notice as provided herein. A notice shall be deemed to have been duly given when personally delivered or mailed by registered or certified mail to the party entitled to receive it.

15. Tax Obligations.

(a) Tax Withholding. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may allow Participant to satisfy such withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Board may deem necessary or advisable.

16. Severability. In the event than any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, the remainder of this Agreement shall continue in full force and effect.

17. Entire Agreement; Governing Law. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of Nevada.

18. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of this Agreement. Participant has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions relating to this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	INDOOR HARVEST CORP.

Signature	By

Dennis G. Forchic
Print Name	Print Name

Residence Address	Title

STAND-ALONE STOCK OPTION AGREEMENT

EXHIBIT A

EXERCISE NOTICE

Indoor Harvest Corp.

[Address]

Attention: [Title]

1. Exercise of Option. Effective as of today, ________________, ____, the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase ________________ shares of the Common Stock (the “Shares”) of Indoor Harvest Corp. (the “Company”) under and pursuant to the Stand-Alone Stock Option Agreement dated ______________, _____ (the “Option Agreement”).

2. Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3. Representations of Participant. Participant acknowledges that Participant has received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

4. Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Option Agreement.

5. Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

8. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Board which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

9. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Nevada. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

10. Entire Agreement. The Option Agreement is incorporated herein by reference. This Exercise Notice, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:

PARTICIPANT	INDOOR HARVEST CORP.

Signature	By

Print Name	Print Name

Title

Address:	Address:

Date Received

STAND-ALONE STOCK OPTION AGREEMENT

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	INDOOR HARVEST CORP.

SECURITY	:	COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

A-1

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one (1) year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two (2) years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date